UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

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Patterson-UTI Energy, Inc.

(Exact name of Registrant as Specified in Its Charter)

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Delaware	1-39270	75-2504748
(State or Other Jurisdiction of Incorporation )	(Commission File Number)	(IRS Employer Identification No.)
10713 W. Sam Houston Pkwy N., Suite 800, Houston, Texas		77064
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 281-765-7100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 Par Value	PTEN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Introduction

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on July 5, 2023 by Patterson-UTI Energy, Inc., a Delaware corporation (“Patterson-UTI”), Patterson-UTI, PJ Merger Sub Inc., a Delaware corporation and wholly owned subsidiary of Patterson-UTI (“Merger Sub I”), and PJ Second Merger Sub LLC, a Delaware limited liability company and wholly owned subsidiary of Patterson-UTI (“Merger Sub II”), entered into an Agreement and Plan of Merger, dated as of July 3, 2023 (the “Merger Agreement”), with BEP Diamond Holdings Corp., a Delaware corporation (“Ulterra”), and BEP Diamond Topco L.P., a Delaware limited partnership, as sole stockholder of Ulterra (the “Stockholder”), pursuant to which, upon the terms and subject to the conditions set forth therein, (i) Merger Sub I merged with and into Ulterra, with Ulterra continuing as the surviving entity (the “Surviving Corporation”) (the “First Company Merger”), and (ii) immediately following the First Company Merger, the Surviving Corporation merged with and into Merger Sub II, with Merger Sub II continuing as the surviving entity (such merger, together with the First Company Merger, the “Mergers”). Upon consummation of the Mergers and the other transactions contemplated by the Merger Agreement (the “Transactions”) on August 14, 2023, Ulterra became a wholly owned subsidiary of Patterson-UTI.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in the Introduction above regarding the Transactions is incorporated by reference into this Item 2.01.

On August 14, 2023, the Mergers were consummated in accordance with the terms and conditions of the Merger Agreement. In connection with the consummation of the Mergers, Patterson-UTI paid aggregate consideration of 34,900,000 shares of common stock, par value $0.01 per share, of Patterson-UTI (such shares, the “Shares”) and an amount of cash equal to $370,000,000, as adjusted for customary purchase price adjustments set forth in the Merger Agreement relating to cash, net working capital, indebtedness and transaction expenses of Ulterra as of the closing of the Transactions (the “Cash Consideration”). Patterson-UTI funded the Cash Consideration with cash on hand and borrowings under its revolving credit facility in an amount equal to $325,000,000.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference in response to this Item 3.02. The issuance of the Shares was completed in reliance upon the exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) thereof as a transaction by an issuer not involving any public offering.

Item 7.01 Regulation FD Disclosure.

On August 14, 2023, Patterson-UTI issued a press release announcing the closing of the Transactions. A copy of the press release containing the announcement is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

The information furnished pursuant to Item 7.01, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, shall not otherwise be subject to the liabilities of that section and shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of this communication is not intended to constitute a representation that such information is required by Regulation FD or that the material it contains include material information that is not otherwise publicly available.

Item 8.01 Other Events.

The information set forth in the Introduction above regarding the Transactions and, to the extent required, the information included in Item 7.01 of this Current Report on Form 8-K, is incorporated by reference into this Item 8.01.

As previously disclosed, on July 3, 2023, the Stockholder entered into a Support Agreement and Irrevocable Proxy (the “Support Agreement”) with NexTier Oilfield Solutions Inc. (“NexTier”). The Support Agreement provides for a lockup on transfers of the Shares for a period ending on the earlier of 120 days following the closing of the Transactions and the date that Patterson-UTI obtains the Patterson-UTI required vote of its stockholders with respect to the previously announced business combination between Patterson-UTI and NexTier (the “NexTier Merger”).

Important Information for Stockholders

In connection with the NexTier Merger, Patterson-UTI has filed, and the SEC declared effective on July 31, 2023, a registration statement on Form S-4 (the “Registration Statement”), which contains a joint proxy statement of Patterson-UTI and NexTier and a prospectus of Patterson-UTI (the “Joint Proxy Statement/Prospectus”). Patterson-UTI and NexTier commenced the mailing of the Joint Proxy Statement/Prospectus to Patterson-UTI’s stockholders and NexTier’s stockholders on or about August 1, 2023. Each of Patterson-UTI and NexTier also may file other relevant documents with the SEC regarding the NexTier Merger. No offering of securities shall be made, except by means of the Joint Proxy Statement/Prospectus. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, JOINT PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS THAT MAY BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE NEXTIER MERGER. Investors and shareholders are able to obtain free copies of these documents and other documents containing important information about Patterson-UTI and NexTier once such documents are filed with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Patterson-UTI are available free of charge on Patterson-UTI’s website at http://www.patenergy.com or by contacting Patterson-UTI’s Investor Relations Department by phone at (281) 765-7170. Copies of the documents filed with the SEC by NexTier are available free of charge on NexTier’s website at https://nextierofs.com or by contacting NexTier’s Investor Relations Department by phone at (346) 242-0519.

No Offer or Solicitation

This communication is not intended to and does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy or an invitation to purchase or subscribe for any securities or the solicitation of any vote in any jurisdiction pursuant to the NexTier Merger or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. Subject to certain exceptions to be approved by the relevant regulators or certain facts to be ascertained, the public offer will not be made directly or indirectly, in or into any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction, or by use of the mails or by any means or instrumentality (including without limitation, facsimile transmission, telephone and the internet) of interstate or foreign commerce, or any facility of a national securities exchange, of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The financial statements required by this Item 9.01(a) are not included in this Current Report on Form 8-K. Patterson-UTI intends to file such financial statements by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by this Item 9.01(b) is not included in this Current Report on Form 8-K. Patterson-UTI intends to file such pro forma financial information by amendment to this Current Report on Form 8-K not later than 71 calendar days after the date this Current Report on Form 8-K is required to be filed.

(d) Exhibits:

2.1*

Agreement and Plan of Merger, dated as of July 3, 2023, by and among Patterson-UTI Energy, Inc., PJ Merger Sub Inc., PJ Second Merger Sub LLC, BEP Diamond Holdings Corp. and BEP Diamond Topco L.P. (incorporated by reference to Exhibit 2.1 to Patterson-UTI’s Current Report on Form 8-K filed on July 5, 2023).

99.1	Press Release, dated August 14, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*Filed previously.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 14, 2023
Patterson-UTI Energy, Inc.

	By:	/s/ C. Andrew Smith
Name: C. Andrew Smith
Title: Executive Vice President and Chief Financial Officer